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                                                                   EXHIBIT 10.21


                              FIRST SUPPLEMENT TO
                       APPENDIX A TO EMPLOYMENT AGREEMENT
                        BETWEEN STEWART ENTERPRISES, INC.
                                       AND
                              RANDALL L. STRICKLIN


                  BASE SALARY, BONUS COMPENSATION AND BENEFITS



1. Effective May 1, 2002, Employee's title(s) shall be Senior Vice President and President-Western Division, Employee's Base Salary shall be $275,000, and Employee's principal work location shall be the Los Angeles, California metropolitan area.


2. For Fiscal Year 2002 ("FY 2002"), the Employee shall be eligible to receive a Bonus of up to $262,500.


     [Items 2(a) through (c) and 3 are unaffected by this Supplement.]






                                             Agreed to and accepted:



                                             STEWART ENTERPRISES, INC.

     Date:  April __, 2002                   By: /s/ JAMES W. McFARLAND
                                                 ----------------------
                                                 James W. McFarland
                                                 Compensation Committee Chairman


                                             EMPLOYEE:

     Date:  April 30, 2002                   /s/ RANDALL L. STRICKLIN
                                             ------------------------
                                             Randall L. Stricklin